                                                                   Exhibit 99(b)

                    FORM OF ELECTION/LETTER OF TRANSMITTAL
            TO ACCOMPANY CERTIFICATES FOR SHARES OF COMMON STOCK OF
                          HOME BENEFICIAL CORPORATION
 WHEN SUBMITTED PURSUANT TO AN ELECTION IN CONNECTION WITH THE PROPOSED MERGER
   OF HOME BENEFICIAL CORPORATION WITH AND INTO AGC LIFE INSURANCE COMPANY,
                         A WHOLLY OWNED SUBSIDIARY OF
                         AMERICAN GENERAL CORPORATION

  This Form of Election/Letter of Transmittal is to be completed by stockholders of Home Beneficial Corporation ("Home Beneficial") if stock certificates for shares (the "Share Certificates") of Home Beneficial Class A Common Stock (Voting), par value $.3125 per share ("Home Beneficial Voting Common Stock"), or Home Beneficial Class B Common Stock (Non-Voting), par value $.3125 per share ("Home Beneficial Non-Voting Common Stock" and, together with the Home Beneficial Voting Common Stock, the "Home Beneficial Common Stock" or "Shares"), are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the account of First Chicago Trust Company of New York (the "Exchange Agent") at The Depository Trust Company or the Philadelphia Depository Trust Company (each, a "Book-Entry Transfer Facility" and, collectively, the "Book-Entry Transfer Facilities") pursuant to book-entry transfer procedures, and, together with all other required documents, are to be delivered to the Exchange Agent by 5:00 p.m.,
New York City time, on April   , 1997, unless extended, in order to effect an
Election (as defined herein) in connection with the proposed merger (the "Merger") of Home Beneficial with and into AGC Life Insurance Company ("AGC Life"), a wholly owned subsidiary of American General Corporation ("American General").

                     The Exchange Agent for the Merger is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

         By Hand:            By Overnight Courier:            By Mail:



   First Chicago Trust    First Chicago Trust Company   First Chicago Trust
         Company                  of New York                 Company
       of New York            Tenders & Exchanges           of New York
   Tenders & Exchanges          Suite 4680-HBE          Tenders & Exchanges
 c/o The Depository Trust  14 Wall Street, 8th Floor         Suite 4660
         Company              New York, NY 10005           P.O. Box 2569
 55 Water Street, DTC TAD                              Jersey City, NJ 07303-
Vietnam Veterans Memorial                                       2569
          Plaza
    New York, NY 10041

                                ---------------

  DELIVERY OF THIS FORM OF ELECTION/LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS FORM OF ELECTION/LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE FORM W-9 PROVIDED WITH THIS FORM OF ELECTION/LETTER OF TRANSMITTAL.

  THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS FORM OF ELECTION/LETTER OF TRANSMITTAL IS COMPLETED.


THE DEADLINE FOR SUBMITTING THIS FORM OF ELECTION/LETTER OF TRANSMITTAL TO THE
    EXCHANGE AGENT, TOGETHER WITH YOUR SHARE CERTIFICATES (OR GUARANTEES OF DELIVERY OF SHARE CERTIFICATES), IS 5:00 P.M., NEW YORK CITY TIME, ON APRIL
                               , UNLESS EXTENDED.

  Home Beneficial stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Exchange Agent prior to 5:00 p.m., New York
City time, on April   , 1997, unless extended (the "Election Deadline"), and
who wish to make an Election (as defined herein) must do so pursuant to the procedures for lost Share Certificates described in Instruction C7 or the guaranteed delivery procedure described in Instruction A2.

  REGISTERED HOLDERS OF HOME BENEFICIAL COMMON STOCK MAY ELECT TO RECEIVE STOCK CONSIDERATION (AS DEFINED HEREIN) AND/OR CASH CONSIDERATION (AS DEFINED HEREIN) WITH RESPECT TO ALL OR ANY PORTION OF THE SHARES HELD BY SUCH HOLDERS.

[_] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
    EXCHANGE AGENT'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

    Name of Electing Institution: ______________________________________________
    Check Box of Applicable Book-Entry Transfer Facility:

    [_] The Depository Trust Company   [_] Philadelphia Depository Trust Company
    Account Number_________________  Transaction Code Number____________________

[_] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY INCLUDED WITH THIS FORM OF ELECTION/LETTER OF TRANSMITTAL AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s): ____________________________________________
    Date of Execution of Notice of Guaranteed Delivery: ________________________ Name of Eligible Institution that Guaranteed Delivery: _____________________ If Shares are to be delivered by Book-Entry Transfer, check box of Book-Entry Transfer Facility:

    [_] The Depository Trust Company   [_] Philadelphia Depository Trust Company
    Account Number_________________  Transaction Code Number____________________

  PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

                                ---------------

  List below the Share Certificates to which this Form of Election/Letter of Transmittal relates. If the space provided below is inadequate, the information shown in the space below with respect to the Share Certificates and the type of election should be listed on a separate signed schedule affixed hereto. STOCKHOLDERS WHO WISH TO OBTAIN INFORMATION REGARDING THE EXCHANGE RATIO PRIOR TO MAKING AN ELECTION SHOULD CALL THE EXCHANGE AGENT AT
(201) 324-0137 OR CORPORATE INVESTOR COMMUNICATIONS, INC., THE INFORMATION AGENT FOR THE MERGER, AT (800) 932-8478.

             TYPE OF ELECTION (SEE INSTRUCTIONS B1, B2, B3 AND B4)
-------------------------------------------------------------------------------
          SHARES SUBMITTED (ATTACH SEPARATE SIGNED LIST IF NECESSARY)
-------------------------------------------------------------------------------

                                                                               CASH    STOCK
                                                                             ELECTION ELECTION
                                                                    TOTAL      (AS      (AS
                                                                   NUMBER    DEFINED  DEFINED
                                          CLASS OF                OF SHARES   BELOW)   BELOW)
                                            HOME        SHARE    REPRESENTED (NUMBER  (NUMBER
 NAME(S) AND ADDRESS(ES) OF REGISTERED   BENEFICIAL  CERTIFICATE  BY SHARE      OF       OF
               HOLDER(S)                COMMON STOCK  NUMBER(1)  CERTIFICATE SHARES)  SHARES)
----------------------------------------------------------------------------------------------
                                          ----------------------------------------------------
                                          ----------------------------------------------------
                                          ----------------------------------------------------
                                          ----------------------------------------------------
                                          ----------------------------------------------------
                                          ----------------------------------------------------
                                           TOTAL
                                           SHARES
----------------------------------------------------------------------------------------------

 (1) Stockholders who hold Home Beneficial Common Stock in book-entry form, should list their account number.

   NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET
        FORTH IN THIS FORM OF ELECTION/LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

  In connection with the proposed Merger of Home Beneficial with and into AGC Life, a wholly owned subsidiary of American General, the undersigned hereby submits the Share Certificates evidencing the Shares listed above, or hereby transfers ownership of such Share Certificates on the account books maintained by a Book-Entry Transfer Facility, and elects, subject to the proration and other limitations set forth below and as more fully described in the Agreement and Plan of Merger, dated as of December 22, 1996, and amended as of January 22, 1997 and as of March 3, 1997 (as so amended, the "Merger Agreement"), attached as Annex A to the Proxy Statement/Prospectus (as defined below), to have each share of Home Beneficial Common Stock represented by such Share Certificates converted into the right to receive any of the following: (i) a fraction (the "Exchange Ratio") of a duly authorized, validly issued, fully paid and nonassessable share of common stock, par value $.50 per share, of American General (the "American General Common Stock"), together with the attached preferred share purchase rights (the "Stock Consideration"), calculated by dividing (x) $39.00 by (y) the "Average Purchaser Price," defined as the average of the high and low sales prices, regular way, of American General Common Stock as reported in The Wall Street Journal during the ten consecutive New York Stock Exchange trading days (each, a "Trading Day") ending on (and including) the fifth Trading Day prior to the effective time of the Merger (the "Trading Average"); provided, however, that if the Trading Average is less than $35.00, then the Average Purchaser Price shall be $35.00; and/or (ii) $39.00 in cash, without any interest thereon (the "Cash Consideration" and, together with the Stock Consideration, the "Merger Consideration"). No fractional shares of American General Common Stock will be issued in the Merger. Home Beneficial stockholders will be entitled to receive cash in lieu of such fractional shares. It is understood that the following election is subject to (a) the terms, conditions and limitations set forth in
the Proxy Statement/Prospectus, dated March   , 1997, relating to the Merger
(the "Proxy Statement/Prospectus"), receipt of which is hereby acknowledged by the undersigned, (b) the terms, conditions and limitations set forth in the Merger Agreement and (c) the instructions herein. American General's acceptance of Shares delivered pursuant to this Form of Election/Letter of Transmittal will constitute a binding agreement between the undersigned and American General upon the terms and subject to the conditions of (a), (b) and
(c) listed above.

  There can be no assurance that each holder of Home Beneficial Common Stock will receive the Merger Consideration in such amounts as each such stockholder elects to receive in the Merger. As a result of the allocation procedures described in the Merger Agreement, if more than 50% of the shares of Home Beneficial Common Stock elect to receive Cash Consideration (each such election, a "Cash Election") or more than 75% of the shares of Home Beneficial Common Stock elect to receive Stock Consideration (each such election, a "Stock Election," and any request pursuant to this Form of Election/Letter of Transmittal for Cash Consideration or Stock Consideration, an "Election"), a Home Beneficial shareholder may receive Cash Consideration and/or Stock Consideration in amounts that differ from the amounts such shareholder has elected with respect to its shares of Home Beneficial Common Stock. Shareholders who do not return a properly completed and validly executed Form of Election/Letter of Transmittal prior to the Election Deadline or who make no election will receive (i) Cash Consideration, to the extent Cash Elections do not exceed 50% of the outstanding shares of Home Beneficial Common Stock,
(ii) Cash Consideration, to the extent Stock Elections exceed 75% of the outstanding shares of Home Beneficial Common Stock or (iii) Stock Consideration, to the extent Cash Elections exceed 50% of the outstanding shares of Home Beneficial Common Stock, subject to the allocation rules set forth in the Merger Agreement and as described in the Proxy Statement/Prospectus. None of American General, Home Beneficial, the Home Beneficial Board of Directors or the American General Board of Directors makes any recommendation as to whether holders of Home Beneficial Common Stock should elect to receive the Stock Consideration and/or the Cash Consideration in the Merger. Each stockholder must make his or her own decision with respect to any such Election.

  The undersigned authorizes and instructs you, as Exchange Agent, to deliver the Share Certificates listed above and to receive on behalf of the undersigned, in exchange for the Shares represented thereby, any check for the cash or any certificate for the shares of American General Common Stock issuable in the Merger.

  The undersigned represents and warrants that the undersigned has full power and authority to surrender the Share Certificate(s) surrendered herewith or covered by a guarantee of delivery, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the Share Certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss and title to such Share Certificate(s) shall pass only after the Exchange Agent has actually received the Share Certificate(s). All questions as to the election revocation, change and form of any Election and surrender of Share Certificates hereunder shall be determined by the Exchange Agent in its reasonable discretion, and such determination shall be binding and conclusive. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or American General to be necessary or desirable to complete the sale, assignment, transfer, cancellation and retirement of the Shares delivered herewith. No authority hereby conferred or agreed to be conferred hereby shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

  The undersigned understands that the purpose of the election procedure is to permit holders of Shares to express their preferences for the type of consideration they wish to receive in the Merger, and understands that the aggregate Cash Consideration cannot exceed 50% of the value of the outstanding shares of Home Beneficial Common Stock and the aggregate Stock Consideration cannot exceed 75% of the value of the outstanding shares of Home Beneficial Common Stock. Subject to the proration and other limitations described below and as more fully described in Article III of the Merger Agreement, the Exchange Agent will honor the Stock Elections and/or Cash Elections made by holders of Shares when it issues shares of American General Common Stock and the Cash Consideration after the Effective Time (as defined in the Merger Agreement).

  The undersigned understands that in lieu of any fractional share of American General Common Stock, American General will pay to each former stockholder of Home Beneficial who otherwise would be entitled to receive a fractional share of American General Common Stock an amount in cash determined by multiplying
(i) the Average Purchaser Price by (ii) the fractional interest in a share of American General Common Stock to which such holder would otherwise be entitled.

  Unless otherwise indicated in the box entitled "Special Payment Instructions," the undersigned understands and agrees that the Exchange Agent will issue any check and register any certificate for shares of American General Common Stock in the name of the registered holder(s) of the Shares appearing above under "Type of Election." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," the undersigned understands and agrees that the Exchange Agent will mail any check and any certificate for shares of American General Common Stock to the registered holder(s) of the Shares at the address(es) of the registered holder(s) appearing above under "Type of Election." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, the undersigned understands and agrees that the Exchange Agent will issue any check and any certificate for shares of American General Common Stock in the name(s) of, and mail such check and such certificate to, the person(s) so indicated.

     SPECIAL PAYMENT INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
   (SEE INSTRUCTIONS A1, C2, C3 AND           (SEE INSTRUCTIONS A1 AND C3)
                 C4)                       To be completed ONLY if the check
  To be completed ONLY if the check       or the certificates for shares of
 is to be made payable to, or the         American General Common Stock are
 certificates for shares of American      to be mailed to someone other than
 General Common Stock are to be           the undersigned or to the
 registered in, the name of someone       undersigned at an address other
 other than the undersigned.              than that shown under "Type of
                                          Election."

 Name: ______________________________

            (PLEASE PRINT)                MAIL CHECK AND/OR CERTIFICATES TO:

 Address:  __________________________
 ____________________________________     Name: ______________________________
                           (ZIP CODE)     ____________________________________
 ____________________________________                (PLEASE PRINT)
  (TAXPAYER IDENTIFICATION OR SOCIAL      Address: ___________________________
           SECURITY NUMBER)               ____________________________________
    (SEE ENCLOSED FORM W-9 BELOW)                      (ZIP CODE)

                                   SIGN HERE
            IMPORTANT: COMPLETE AND SIGN THE ENCLOSED FORM W-9 BELOW

 ____________________________________     Name(s): ___________________________
                                          ____________________________________
 ____________________________________                (PLEASE PRINT)
     (SIGNATURE(S) OF OWNER(S))           Capacity (full title): _____________

                                          Address: ___________________________
 Must be signed by registered             ____________________________________
 owner(s) exactly as name(s)                                        (ZIP CODE)
 appear(s) on stock certificate(s)        ____________________________________
 or by person(s) authorized to              (AREA CODE AND TELEPHONE NUMBER)
 become registered holder(s) by           ____________________________________
 certificates and documents                   (TAXPAYER IDENTIFICATION OR
 transmitted herewith. If signature             SOCIAL SECURITY NUMBER)
 is by attorney, executor,
 administrator, trustee or guardian
 or others acting in a fiduciary
 capacity, set forth full title and
 see Instruction C2.

                                          Dated: _____________________________

                           GUARANTEE OF SIGNATURE(S)

 If you have filled out the Special       Authorized
 Payment Instructions above, you          Signature: _________________________
 must have your signature(s)              Name: ______________________________
 guaranteed. (See Instructions A1                    (PLEASE PRINT)
 and C3.)                                 Firm: ______________________________

                                          Address: ___________________________
 Dated: _______________________, 1997     ____________________________________
                                                                    (ZIP CODE)
                                          ____________________________________
                                            (AREA CODE AND TELEPHONE NUMBER)

 (Also complete enclosed Form W-9 and return with this Form of Election/Letter of Transmittal to Exchange Agent)

                                 INSTRUCTIONS

            FORMING PART OF THE TERMS AND CONDITIONS OF THE MERGER

A. FORM OF ELECTION/LETTER OF TRANSMITTAL

  1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Form of Election/Letter of Transmittal must be guaranteed by a firm which is a recognized member of a Medallion Signature Guarantee Program, which members include any registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States (each, an "Eligible Institution"). No signature guarantee is required on this Form of Election/Letter of Transmittal if (a) this Form of Election/Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares delivered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse hereof. If a Share Certificate is registered in the name of a person other than the signer of this Form of Election/Letter of Transmittal, or if checks or certificates are to be payable to the order of or registered in the name of a person other than the registered holder(s), then the Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificate, with the signature(s) on such Share Certificate or stock powers guaranteed as described above. See Instruction C2.

  2. Delivery of Form of Election/Letter of Transmittal and Share Certificates; Notice of Guaranteed Delivery. This Form of Election/Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith, if Shares are to be delivered by book-entry transfer pursuant to book-entry transfer procedures, or if delivery of Shares is to be guaranteed. Share Certificates evidencing all delivered Shares, or confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Exchange Agent's account at one of the Book-Entry Transfer Facilities pursuant to book-entry transfer procedures together with a properly completed and duly executed Form of Election/Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message, as defined below) and any other documents required by this Form of Election/Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the reverse hereof prior to the Election Deadline. If Share Certificates are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed Form of Election/Letter of Transmittal must accompany each such delivery. Home Beneficial stockholders whose Share Certificates are not immediately available and who cannot deliver their Share Certificates and all other required documents to the Exchange Agent prior to the Election Deadline or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may deliver their Shares pursuant to the guaranteed delivery procedure. Pursuant to such procedures:
(i) any such delivery must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided herewith, must be received by the Exchange Agent prior to the Election Deadline; and (iii) in the case of a guarantee of Shares, the Share Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Exchange Agent's account at one of the Book-Entry Transfer Facilities, together with a properly completed and duly executed Form of Election/Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Form of Election/Letter of Transmittal, must be received by the Exchange Agent within three Trading Days after the date of execution of such Notice of Guaranteed Delivery. The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility delivering the Shares, that such participant has received and agrees to be bound by the terms of this Form of Election/Letter of Transmittal and that American General may enforce such agreement against the participant.

  Registered holders of Shares who are nominees only may submit a separate Form of Election/Letter of Transmittal for each beneficial owner for whom such registered holder is a nominee; provided, however, that at the request of the Exchange Agent, such registered holder shall certify to the satisfaction of the Exchange Agent that such registered holder holds such Home Beneficial Common Stock as nominee for the beneficial owner thereof. Each beneficial owner for which a Form of Election/Letter of Transmittal is submitted will be treated as a separate holder of Home Beneficial Common Stock.

  Home Beneficial stockholders who do not submit an effective Form of Election/Letter of Transmittal or whose Forms of Election/Letters of Transmittal and Share Certificates (or appropriate Notices of Guaranteed Delivery), are not received prior to the Election Deadline or who cannot complete the procedure for delivery by book-entry transfer on a timely basis will be deemed to have made a "Non-Election" with respect to their Shares (each such Share, a "Non-Electing Share") and will not be entitled to make an Election and will receive either shares of American General Common Stock and/or Cash Consideration in the Merger according to the allocation procedures described herein and in the Merger Agreement.

  THE METHOD OF DELIVERY OF THIS FORM OF ELECTION/LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  3. Inadequate Space. If the space provided herein under "Type of Election" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares delivered should be listed on a separate signed schedule and attached hereto.

  4. Change or Revocation of Election. Any holder of Shares may at any time up to and immediately prior to the Election Deadline revoke or change his or her Election by written notice received by the Exchange Agent prior to the Election Deadline accompanied by a properly completed and signed, revised Form of Election/Letter of Transmittal or by withdrawal of his or her Share Certificates or of the Notice of Guaranteed Delivery of such certificates, previously deposited with the Exchange Agent. Revocations may be made by facsimile transmission to the Exchange Agent at Fax: (201) 222-4730 or (201) 222-4721.

  5. Automatic Revocations of Elections. All Elections will be revoked automatically if the Exchange Agent is notified in writing by American General or Home Beneficial that the Merger Agreement has been terminated, and Share Certificates represented by Forms of Election/Letters of Transmittal will be promptly returned without charge to the persons who have submitted this Form of Election/Letter of Transmital upon written request to that effect from each holder of Home Beneficial Common Stock who has submitted this Form of Election/Letter of Transmittal.

B. ELECTION AND ALLOCATION PROCEDURES

  1. Elections. By completing the appropriate box above and completing this Form of Election/Letter of Transmittal in accordance with the instructions herein, a Home Beneficial stockholder will be entitled to make a Stock Election and/or a Cash Election with respect to all or any portion of the Shares held by such holder, provided that the aggregate Cash Consideration to be paid in the Merger cannot exceed 50% of the value of the outstanding shares of Home Beneficial Common Stock and the aggregate Stock Consideration to be issued in the Merger cannot exceed 75% of the value of the outstanding shares of Home Beneficial Common Stock.

  Each Home Beneficial stockholder should consult his or her own financial advisor and tax advisor as to the specific consequences of the Merger and Election to such stockholder.

  No alternative, conditional or contingent Elections will be accepted.

  2. Allocations. If Stock Elections are received for a number of Shares that is in the aggregate 75% or less of the outstanding Shares, each Share covered by a Stock Election (each, a "Stock Election Share") will be converted in the Merger into a fraction of a share of American General Common Stock equal to the Exchange Ratio. If Stock Elections are received for a number of Shares that is in the aggregate more than 75% of the outstanding Shares immediately prior to the Effective Time of the Merger, then the Exchange Agent will distribute the Stock Consideration and/or the Cash Consideration in the following manner: (i) each Non-Electing Share and each Share for which a Cash Election (each, a "Cash Election Share") has been received will be converted into the right to receive the Cash Consideration in the Merger; (ii) the Exchange Agent will distribute a fraction of a share of American General Common Stock equal to the Exchange

Ratio with respect to a number of such Shares equal to 75% of the outstanding Shares; (iii) Shares covered by a Stock Election and not fully converted into the right to receive American General Common Stock as set forth in clause (ii) will be converted in the Merger into the right to receive the Cash Consideration multiplied by the number of such Shares; and (iv) the distributions of American General Common Stock and of Cash Consideration contemplated by the preceding clauses (ii) and (iii) will be made on a pro rata basis among all Shares as to which Stock Elections have been made. If Cash Elections are received for a number of Shares that is 50% or less of the outstanding Shares, each Cash Election Share will be converted in the Merger into the right to receive the Cash Consideration. If the aggregate Cash Consideration to be paid would exceed 50% of the value of the outstanding shares of Home Beneficial Common Stock, the shares for which Cash Elections are received will be converted in the Merger into the right to receive the Cash Consideration and/or the Stock Consideration in the following manner: (i) each Non-Electing Share and each Stock Election Share will be converted in the Merger into a fraction of a share of American General Common Stock equal to the Exchange Ratio; (ii) the Exchange Agent will distribute the Cash Consideration with respect to a number of Shares equal to 50% of the number of outstanding Shares; (iii) each Share covered by a Cash Election and not fully converted into the right to receive the Cash Consideration as set forth in the immediately preceding clause (ii) will be converted in the Merger into the right to receive a number of shares of American General Common Stock equal to the Exchange Ratio and (iv) the distributions of Cash Consideration and of American General Common Stock contemplated by the immediately preceding clauses (ii) and (iii) will be made on a pro rata basis among all Shares as to which Cash Elections have been made.

  3. Allocation for Non-Electing Shares. If Non-Electing Shares are not converted under the proration procedures described in the preceding paragraph, the Exchange Agent will distribute with respect to such Non-Electing Shares:
(i) Cash Consideration with respect to a number of such Non-Electing Shares, that will result in the sum of (A) the number of such Shares converted into cash and (B) the number of Shares for which Cash Elections have been received being as close as practicable to 50% of the outstanding Shares; (ii) Non-Electing Shares not converted into the right to receive the Cash Consideration as set forth in the preceding clause (i) shall be converted in the Merger into the right to receive a number of shares of American General Common Stock equal to the Exchange Ratio multiplied by the number of such Shares; and (iii) the distribution of Cash Consideration and of American General Common Stock contemplated by the preceding clauses (i) and (ii) shall be made on a pro rata basis among all Non-Electing Shares.

  Outstanding Shares as to which an Election is not in effect at the Election Deadline shall be deemed Non-Electing Shares. If American General and Home Beneficial shall determine that any Election is not properly made with respect to any Shares, such Election shall be deemed to be not in effect, and the Shares covered by such Election shall, for purposes of the Merger Agreement, be deemed Non-Electing Shares.

  4. Certain Allocation Adjustments. If required by special counsel to Home Beneficial or special counsel to American General in order for such counsel to provide the tax opinions required by the Merger Agreement, the "50%" limitation on the number of Shares that may be converted to Cash Consideration shall be adjusted to a number reasonably required by such counsel, provided that after giving effect to such adjustment the number of Shares to be converted into American General Common Stock pursuant to the Merger shall not exceed 75% of all outstanding Shares.

  5. Election Deadline. The Election Deadline for submitting this Form of Election/Letter of Transmittal to the Exchange Agent is 5:00 p.m., New York
City time, on April   , 1997, unless extended. American General and Home
Beneficial may jointly extend the Election Deadline to a later date so long as such later date is no later than the date on which the Merger is consummated. If the Election Deadline is extended, American General will announce such extension in a news release delivered to the Dow Jones News Service.

                                     * * *

  A more complete description of the election and allocation procedures is set forth in the Proxy Statement/Prospectus under "The Proposed Merger--Procedures for Shareholder Elections" and in Article III of the Merger Agreement. All Elections are subject to compliance with the election procedures provided for in the Merger Agreement. In connection with making any Election, each Home Beneficial stockholder should read carefully, among other matters, the description and statement of the information contained in the Proxy Statement/Prospectus under "The Proposed Merger--Certain Federal Income Tax Consequences of the Merger." Stockholders who wish to be informed of the Exchange Ratio prior to making an Election should call the Exchange Agent at
(201) 324-0137 or Corporate Investor Communications, Inc., the Information Agent for the Merger, at (800) 932-8478.

C. RECEIPT OF MERGER CONSIDERATION, SIGNATURES, SPECIAL INSTRUCTIONS, TAXES AND ADDITIONAL COPIES

  1. Receipt of Merger Consideration. Within fifteen calendar days after the Election Deadline, unless the Effective Time has not yet occurred, in which case as soon as practicable thereafter, American General shall cause the Exchange Agent to effect the allocation among the holders of Home Beneficial Common Stock of rights to receive American General Common

Stock or Cash Consideration and, as soon as practicable after the Effective Time, checks and certificates representing shares of American General Common Stock will be distributed to those holders who are entitled thereto and who have surrendered their Share Certificates to the Exchange Agent for cancellation.

  2. Signatures on Form of Election/Letter of Transmittal; Stock Powers and Endorsements. (a) If this Form of Election/Letter of Transmittal is signed by the registered holder(s) of the Shares delivered herewith, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

  (b) If any Share delivered herewith is owned of record by two or more persons, all such persons must sign this Form of Election/Letter of Transmittal.

  (c) If any of the Shares delivered herewith are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Forms of Election/Letters of Transmittal as there are different registrations of such Shares.

  (d) If this Form of Election/Letter of Transmittal is signed by the registered holder(s) of the Shares delivered herewith, no endorsements of Share Certificates or separate stock powers are required, unless checks are to be payable to the order of, or certificates evidencing shares of American General Common Stock are to be registered in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares delivered herewith must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

  (e) If this Form of Election/Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares delivered herewith, the Share Certificate(s) evidencing the Shares delivered herewith must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

  (f) If this Form of Election/Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to American General of such person's authority so to act must be submitted.

  3. Special Payment and Delivery Instructions. If any check or certificates evidencing shares of American General Common Stock are to be payable to the order of, or registered in the name of, a person other than the person(s) signing this Form of Election/Letter of Transmittal or if such checks or such certificates are to be sent to someone other than the person(s) signing this Form of Election/Letter of Transmittal or to the person(s) signing this Form of Election/Letter of Transmittal but at an address other than that shown in the box entitled "Type of Election," the appropriate boxes on this Form of Election/Letter of Transmittal must be completed.

  4. Stock Transfer Taxes. American General will bear the liability for any state stock transfer taxes applicable to the issuance and delivery of checks and certificates in connection with the Merger, provided, however, that if any such check or certificate is to be issued in a name other than that in which the Share Certificates surrendered in exchange therefor are registered, it shall be a condition of such exchange, and the issuance of any check or certificate, that the person requesting such exchange shall either (i) pay to the Exchange Agent the amount of any stock transfer taxes (whether imposed on the registered holder or such person), payable on account of the transfer to such person, or (ii) provide the Exchange Agent with satisfactory evidence of the payment of such taxes or exemption therefrom.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION C4, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING THE SHARES DELIVERED HEREWITH.

  5. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Proxy Statement/Prospectus may be directed to the Information Agent, Corporate Investor Communications, Inc., at 111 Commerce Road, Carlstadt, New Jersey 07072-2586, or by calling (800) 932-8478.

  6. Form W-9. Under the federal income tax law, a stockholder who delivers Shares is required by law to provide the Exchange Agent (as payor) with such stockholder's correct Taxpayer Identification Number ("TIN") on Form W-9. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, payments of Cash Consideration that are made to such stockholder with respect to Shares purchased pursuant to the Merger may be subject to backup withholding of 31%. Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Exchange Agent. See the instructions on the enclosed Form W-9 for additional information. If backup withholding applies with respect to a stockholder, the Exchange Agent is required to withhold 31% of any cash payments made to such stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service (the "IRS").

  To prevent backup withholding on payments of Cash Consideration that are made to a stockholder with respect to Shares delivered herewith, the stockholder is required to notify the Exchange Agent of such stockholder's correct TIN by completing the enclosed Form W-9 certifying (a) that the TIN provided on Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that (i) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding.

  The stockholder is required to give the Exchange Agent the TIN of the registered holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Form W-9 for additional guidance on which TIN to report. If the stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the stockholder should check the box in Part 2, complete Part III (the "Certification") and sign and date the Form W-9. Notwithstanding that the Certification is completed, the Exchange Agent will withhold 31% of all payments of Cash Consideration to such stockholder until a properly certified TIN is provided to the Exchange Agent.

  7. Mutilated, Lost, Destroyed or Stolen Share Certificates. If any Home Beneficial stockholder's Share Certificate(s) representing Shares have been mutilated, lost, destroyed or stolen prior to the Effective Time, such stockholder should promptly notify First Union National Bank of North Carolina, Shareholder Services Group, the transfer agent (the "Transfer Agent") for Home Beneficial, at 230 South Tryon Street, Charlotte, North Carolina 28288-1154, telephone number (800) 829-8423. The Home Beneficial stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Form of Election/Letter of Transmittal and related documents cannot be mailed to the Exchange Agent (other than pursuant to the guaranteed delivery procedure described in Instruction A2) or processed until the procedures for replacing lost or destroyed Share Certificates have been followed and such Share Certificates have been replaced. ANY HOME BENEFICIAL STOCKHOLDER WHOSE SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, DESTROYED OR STOLEN SHOULD ALLOW FOR SUFFICIENT TIME TO REPLACE SUCH SHARE CERTIFICATES AND ARE URGED TO CONTACT THE TRANSFER AGENT AS PROMPTLY AS POSSIBLE AFTER RECEIVING THIS FORM OF ELECTION/LETTER OF TRANSMITTAL. Following the Effective Time, if any Share Certificate(s) representing Shares have been lost, destroyed or stolen, the stockholder should promptly notify the Exchange Agent at the address shown on the first page of this Form of Election/Letter of Transmittal or by calling (201) 324-0137.